Supplement dated October 5, 2012 to the Prospectus dated May 1, 2012

Variable Portfolio — Aggressive Portfolio, Variable Portfolio — Conservative Portfolio, Variable Portfolio — Moderately Aggressive Portfolio, Variable Portfolio — Moderately Conservative Portfolio and Variable Portfolio — Moderate Portfolio (the “Funds”)

Variable Portfolio-Goldman Sachs Commodity Strategy Fund is added to the section “Underlying Funds – Equity” under the section “More Information About the Funds – Principal Investment Strategies of the Funds.”

The following information is added to Appendix A – Equity Funds:

Underlying Funds	Investment Objectives and Strategies
Equity Funds Variable Portfolio-Goldman Sachs Commodity Strategy Fund

The Fund seeks to provide shareholders with total return total return, consisting of current income and capital appreciation.

The Fund is a non-diversified fund that, under normal market conditions, seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the Subsidiary) that will invest primarily in commodity-linked derivative instruments.

The Fund seeks to provide exposure to the commodities markets and returns that correspond to the performance of the Fund’s benchmark, currently the Dow Jones-UBS Commodity Index Total ReturnSM (DJ-UBS) Index, by investing, indirectly through the Subsidiary, in commodity-linked investments. The Fund also seeks to add incremental returns through the use of “roll-timing” or similar strategies and enhance returns by investing in fixed income securities, as described further below. The DJ-UBS Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. In pursuing its objective, the Fund attempts to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, oil products, industrial and precious metals, livestock, agricultural and meat products, and other tangible assets. Although the Fund seeks to provide exposure to the various commodities and commodities sectors reflected in the DJ-UBS Index, the Fund does not attempt to replicate the DJ-UBS Index and may invest in securities and instruments that are not included in the index.

The Fund’s investment manager, Columbia Management Investment Advisers, LLC (Investment Manager), is responsible for oversight of the Fund’s subadviser, Goldman Sachs Asset Management, L.P. (GSAM or the Subadviser), which provides day-to-day portfolio management for the Fund.

The Fund may invest up to 25% of its total assets in the Subsidiary, which is managed by the Investment Manager and subadvised by GSAM. The Subsidiary will have the same or substantially the same investment objective as the Fund and its investments are consistent with the Fund’s investment strategies. The Subsidiary invests primarily in commodity-linked derivative instruments, including, but not limited to, total return swaps. The Subsidiary may also make any other investments the Fund may make, including investments in fixed-income securities and other investments that serve as collateral for the Subsidiary’s derivatives positions. Unlike the Fund (which is subject to limitations under U.S. federal tax laws), the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Fund and its Subsidiary will comply on a consolidated basis with asset coverage and segregation requirements.

The Fund employs commodity futures roll-timing strategies through the Subsidiary. “Rolling” futures exposure is the process by which the holder of a particular futures contract or other instrument providing similar exposure (e.g., swaps) will sell such contract or instrument on or before the expiration date and simultaneously purchase a new contract or instrument with the same reference commodity except for a later delivery and/or expiration date. This process allows a holder of the instrument to extend its current position through the original instrument’s expiration without delivering or taking delivery of the underlying asset. Although the DJ-UBS Index may also use commodity roll-timing strategies, the Fund’s roll timing strategy may differ from that of the DJ-UBS Index to the extent necessary to enable the Fund to seek excess returns over the DJ-UBS Index. The Fund’s “roll-timing” strategies may include, for example, rolling the Funds commodity exposure earlier or later than the DJ-UBS Index, or holding and rolling positions with longer or different expiration dates than the DJ-UBS Index.

S-6534-11 A (10/12)

Underlying Funds	Investment Objectives and Strategies
The Fund also attempts to enhance returns by investing in investment grade fixed-income securities, and may invest up to 10% of its net assets in below-investment grade fixed-income securities (junk bonds). The Fund may invest in corporate securities, U.S. government securities (including agency debentures), mortgage-backed securities, asset-backed securities and municipal securities. The average duration of these fixed-income securities will vary. GSAM may use interest rate derivatives, including interest rate futures and swaps, to manage the duration of the Fund’s fixed-income investment portfolio. In addition, in connection with its use of derivatives, the Fund may hold directly or indirectly through the Subsidiary significant amounts of cash, which may be invested in U.S. government securities and short-term debt instruments, including money market funds.

S-6534-11 A (10/12)